UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2016

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 7, 2016, Community Health Systems, Inc. (the “Company”) issued a press release announcing that it will announce its fourth quarter and year-end 2015 financial results on Wednesday, February 17, 2016, after the regular close of trading. The Company will also conduct a conference call scheduled to begin at 10:00 a.m. Central time, 11:00 a.m. Eastern time, on Thursday, February 18, 2016. A live broadcast of the conference call will be available online at www.chs.net. An online rebroadcast of the conference call will be available shortly after the call and continue through March 18, 2016. The press release announcing the conference call information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 7.01.

Item 8.01	Other Events

On January 7, 2016, the Company issued a press release regarding the projected timeline to complete the previously announced spin-off of Quorum Health Corporation. The transaction is now expected to close during the first half of 2016.

In addition, the Company also announced in the press release that as of the end of 2015, the Company had repurchased and retired the maximum 5,000,000 shares of the Company’s common stock authorized for repurchase under the 2014 Share Repurchase Program (as defined below) at an average price per share of $28.84 and a total cost (including commissions) of $144,400,880 and commenced making purchases under the 2015 Share Repurchase Program (as defined below). All purchases of the Company’s common stock were made pursuant to the “safe harbor” provisions of Exchange Act Rule 10b-18 and ceased when the Company’s trading window closed in the middle of December.

As previously disclosed on November 9, 2015, the Board of Directors of the Company approved a new open market repurchase program for up to 10,000,000 shares of the Company’s common stock, not to exceed total purchases under the program of $300,000,000 (the “2015 Share Repurchase Program”). The 2015 Share Repurchase Program was adopted for the purpose of succeeding the Company’s preexisting open market repurchase program for up to 5,000,000 shares of the Company’s common stock, not to exceed total purchases under the program of $150,000,000, which was initiated in December 2014 (the “2014 Share Repurchase Program”).

A copy of the press release making these announcements is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following item is included as an Exhibit to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release, dated January 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2016	COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

By: /s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer
(principal executive officer)

By: /s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial Officer and Director
(principal financial officer)

Exhibit Index

Exhibit No.	Description

99.1	Community Health Systems, Inc. Press Release, dated January 7, 2016.